EXHIBIT 99.2

4051

FOURTH QUARTER 2013

SUPPLEMENTAL REPORTING PACKAGE

DCT®
INDUSTRIAL

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Summary	9
Acquisition and Disposition Summary	10
Development Overview	11
Indebtedness	12
Capitalization and Fixed Charge Coverage	13
Investment in Unconsolidated Ventures Summary	14
Definitions	15-17

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and includes statements regarding our anticipated yields. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular, the strength of the United States economic recovery and global economic recovery;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions, dispositions and development;

•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Fourth Quarter 2013	Page 1
Supplemental Reporting Package

Quarterly Highlights

Portfolio Repositioning (1)	Portfolio Occupancy (%)(2)

Total Leasing Volume (square feet, in millions)	Acquisitions and Dispositions(3) ($ in millions)

Top 10 Markets(4)

Consolidated Operating

	ABR	Occupancy	Occupancy(5)
Market	(thousands)	Q4 2013	Q4 2012	Change
Southern California	$28,352	94.8%	99.7%	-4.9%
Chicago	23,107	95.5%	99.7%	-4.2%
Atlanta	19,496	92.0%	89.1%	2.9%
Houston	18,969	99.1%	100.0%	-0.9%
Dallas	16,670	97.9%	91.8%	6.1%
Northern California	16,502	93.1%	98.1%	-5.0%
Cincinnati	12,040	93.8%	91.6%	2.2%
Baltimore/Washington	11,607	88.9%	90.3%	-1.4%
New Jersey	9,718	94.4%	92.3%	2.1%
Miami	9,393	99.0%	97.6%	1.4%

Total/Weighted Average	$165,854	94.8%	94.7%	0.1%

(1)	Percentages are based on annualized base rent as previously reported. Each period’s calculation excludes annualized base rent associated with assets held for sale at period end.
(2)	Prior period amounts are as previously reported.
(3)	Includes consolidated property acquisitions or dispositions.
(4)	Based on annualized base rent as of December 31, 2013. Occupancy is as of period end.
(5)	Prior period amounts are as previously reported.

Fourth Quarter 2013	Page 2
Supplemental Reporting Package

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
REVENUES:
Rental revenues	$76,475	$63,365	$286,218	$236,839
Institutional capital management and other fees	648	916	2,787	4,059

Total revenues	77,123	64,281	289,005	240,898

OPERATING EXPENSES:
Rental expenses	9,904	8,024	35,977	30,298
Real estate taxes	10,830	8,805	44,048	36,092
Real estate related depreciation and amortization	35,368	28,477	130,002	109,993
General and administrative	8,187	6,855	28,010	25,763
Casualty and involuntary conversion gain	—	(1,033)	(296)	(1,174)

Total operating expenses	64,289	51,128	237,741	200,972

Operating income	12,834	13,153	51,264	39,926
OTHER INCOME AND EXPENSE:
Development profit	—	307	268	307
Equity in earnings of unconsolidated joint ventures, net	684	303	2,405	1,087
Interest expense	(16,066)	(17,504)	(63,394)	(69,274)
Interest and other income (expense)	(37)	(142)	274	85
Income tax benefit (expense) and other taxes	305	(94)	(68)	(671)

Loss from continuing operations	(2,280)	(3,977)	(9,251)	(28,540)
Discontinued operations:
Operating income and other expenses	1,196	2,313	6,383	9,839
Gain on dispositions of real estate interests from discontinued operations	16,036	1,035	20,340	1,961

Income from discontinued operations	17,232	3,348	26,723	11,800

Consolidated net income (loss) of DCT Industrial Trust Inc.	14,952	(629)	17,472	(16,740)
Net (income) loss attributable to noncontrolling interests	(1,013)	(216)	(1,602)	1,654

Net income (loss) attributable to common stockholders	13,939	(845)	15,870	(15,086)

Distributed and undistributed earnings allocated to participating securities	(167)	(122)	(692)	(524)

Adjusted net income (loss) attributable to common stockholders	$13,772	$(967)	$15,178	$(15,610)

EARNINGS PER COMMON SHARE – BASIC AND DILUTED
Loss from continuing operations	$(0.01)	$(0.01)	$(0.03)	$(0.10)
Income from discontinued operations	0.05	0.01	0.08	0.04

Net income (loss) attributable to common stockholders	$0.04	$0.00	$0.05	$(0.06)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and Diluted	317,856	271,066	298,769	254,831

Fourth Quarter 2013	Page 3
Supplemental Reporting Package

Consolidated Balance Sheets

(amounts in thousands)

	December 31,	December 31,
	2013	2012
	(unaudited)
ASSETS:
Operating properties	$3,442,442	$3,209,024
Properties under development	142,903	80,008
Properties under redevelopment	12,194	14,699
Properties in pre-development including land held	73,512	81,796

Total investment in properties	3,671,051	3,385,527
Less accumulated depreciation and amortization	(654,097)	(605,888)

Net investment in properties	3,016,954	2,779,639
Investments in and advances to unconsolidated joint ventures	124,923	130,974

Net investment in real estate	3,141,877	2,910,613
Cash and cash equivalents	32,226	12,696
Restricted cash	12,621	10,076
Deferred loan costs, net	10,251	6,838
Straight-line rent and other receivables, net	46,247	51,179
Other assets, net	14,545	12,945
Assets held for sale	8,196	52,852

Total assets	$3,265,963	$3,057,199

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$63,281	$57,501
Distributions payable	23,792	21,129
Tenant prepaids and security deposits	28,542	24,395
Other liabilities	10,122	7,213
Intangible lease liability, net	20,389	20,148
Line of credit	39,000	110,000
Senior unsecured notes	1,122,407	1,025,000
Mortgage notes	290,960	317,314
Liabilities related to assets held for sale	278	940

Total liabilities	1,598,771	1,583,640

Total stockholders’ equity	1,543,806	1,329,064
Noncontrolling interests	123,386	144,495

Total liabilities and equity	$3,265,963	$3,057,199

Fourth Quarter 2013	Page 4
Supplemental Reporting Package

Funds from Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Reconciliation of net income (loss) attributable to common stockholders to FFO:
Net income (loss) attributable to common stockholders	$13,939	$(845)	$15,870	$(15,086)
Adjustments:
Real estate related depreciation and amortization	35,527	32,011	137,120	126,687
Equity in earnings of unconsolidated joint ventures, net	(684)	(303)	(2,405)	(1,087)
Equity in FFO of unconsolidated joint ventures	2,622	2,429	10,152	10,312
Impairment losses on depreciable real estate	—	—	13,279	11,422
Gain on dispositions of real estate interests	(16,036)	(1,035)	(33,650)	(13,383)
Gain on dispositions of non-depreciable real estate	—	—	31	—
Noncontrolling interest in the above adjustments	(1,145)	(2,601)	(8,211)	(12,522)
FFO attributable to unitholders	1,835	2,365	8,437	9,743

FFO attributable to common stockholders and unitholders(1)	36,058	32,021	140,623	116,086

Adjustments:
Acquisition costs	1,930	989	3,578	1,975

FFO, as adjusted, attributable to common stockholders and unitholders – basic and diluted	$37,988	$33,010	$144,201	$118,061

FFO per common share and unit — basic and diluted	$0.11	$0.11	$0.44	$0.41

FFO, as adjusted, per common share and unit — basic and diluted	$0.11	$0.11	$0.45	$0.42

FFO weighted average common shares and units outstanding:
Common shares for earnings per share—basic	317,856	271,066	298,769	254,831
Participating securities	2,513	1,995	2,462	1,896
Units	17,742	21,437	19,079	23,358

FFO weighted average common shares, participating securities and units outstanding – basic	338,111	294,498	320,310	280,085
Dilutive common stock equivalents	1,008	662	893	623

FFO weighted average common shares, participating securities and units outstanding – diluted	339,119	295,160	321,203	280,708

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).

Fourth Quarter 2013	Page 5
Supplemental Reporting Package

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
NET OPERATING INCOME:(1)
Rental revenues	$76,475	$63,365	$286,218	$236,839
Rental expenses and real estate taxes	(20,734)	(16,829)	(80,025)	(66,390)

Net operating income(2)	$55,741	$46,536	$206,193	$170,449

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	63,172	61,410	63,172	61,410
Average occupancy	91.2%	91.0%	90.9%	90.5%
Occupancy as of period end	91.8%	90.4%	91.8%	90.4%
CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	62,118	60,149	62,118	60,149
Average occupancy	92.8%	92.3%	92.4%	91.0%
Occupancy as of period end	93.3%	92.3%	93.3%	92.3%
SAME STORE PROPERTIES:(4)
Square feet as of period end	50,690	50,690	48,871	48,871
Average occupancy	91.9%	91.8%	91.5%	90.5%
Occupancy as of period end	92.6%	92.2%	92.3%	91.9%
Rental revenues	$61,804	$61,496	$235,547	$228,680
Rental expenses and real estate taxes	(17,134)	(16,499)	(67,290)	(64,152)

Same store net operating income	44,670	44,997	168,257	164,528
Less: revenue from lease terminations	(229)	(154)	(1,057)	(491)

Net operating income (excluding revenue from lease terminations)	44,441	44,843	167,200	164,037

Less: straight-line rents, net of related bad debt expense	(377)	(1,529)	(799)	(5,752)
Less: amortization of below market rents, net	(351)	(307)	(1,125)	(688)

Cash net operating income (excluding revenue from lease terminations)	$43,713	$43,007	$165,276	$157,597

Net operating income growth (excluding revenue from lease terminations)	-0.9%		1.9%
Cash net operating income growth (excluding revenue from lease terminations)	1.6%		4.9%
SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents - increase to revenue, net of related bad debt expense(3)	$1,890	$1,649	$5,642	$6,044
Straight-line rent receivable (balance sheet)(3)	$41,696	$38,914	$41,696	$38,914
Net amortization of below market rents – increase to revenue(3)	$379	$360	$1,580	$932
Capitalized interest	$2,241	$1,684	$8,298	$4,267
Noncash interest expense(3)	$1,403	$1,292	$4,557	$3,127
Stock-based compensation	$1,459	$1,235	$5,107	$4,313
Revenue from lease terminations(3)	$229	$154	$1,302	$700
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$376	$86	$1,252	$607
CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development, redevelopment, due diligence and other capital improvements	$30,528	$24,736	$127,131	$60,512
Routine capital improvements	3,438	4,435	12,394	12,619
Tenant improvements and leasing costs	6,958	10,194	26,219	31,388

Total capital expenditures	$40,924	$39,365	$165,744	$104,519

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to loss from continuing operations in Definitions.
(3)	Includes discontinued operations.
(4)	See the Definitions for same store properties.

Fourth Quarter 2013	Page 6
Supplemental Reporting Package

Property Overview

As of December 31, 2013

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(5)	Annualized Base Rent(2) (6)		Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING:
Atlanta	41	100.0%	6,592	10.4%	92.0%	$19,496		8.4%
Baltimore/Washington D.C.	19	100.0%	2,236	3.5%	88.9%	11,607		5.0%
Charlotte	1	100.0%	472	0.7%	100.0%	1,604		0.7%
Chicago	35	100.0%	6,964	11.0%	95.5%	23,107		10.0%
Cincinnati	31	100.0%	3,782	6.0%	93.8%	12,040		5.2%
Columbus	12	100.0%	3,480	5.5%	87.0%	7,590		3.3%
Dallas	34	100.0%	5,160	8.2%	97.9%	16,670		7.2%
Denver	2	100.0%	278	0.4%	96.5%	1,259		0.5%
Houston	43	100.0%	3,256	5.2%	99.1%	18,969		8.2%
Indianapolis	7	100.0%	2,299	3.6%	96.4%	7,499		3.2%
Louisville	3	100.0%	1,109	1.8%	100.0%	3,595		1.6%
Memphis	8	100.0%	3,712	5.9%	83.4%	8,006		3.5%
Miami	10	100.0%	1,362	2.2%	99.0%	9,393		4.1%
Nashville	4	100.0%	2,064	3.3%	96.5%	5,304		2.3%
New Jersey	14	100.0%	1,926	3.0%	94.4%	9,718		4.2%
Northern California	27	100.0%	3,171	5.0%	93.1%	16,502		7.1%
Orlando	20	100.0%	1,864	3.0%	83.1%	6,169		2.7%
Pennsylvania	14	100.0%	2,828	4.5%	91.0%	8,929		3.9%
Phoenix	17	100.0%	2,025	3.2%	93.1%	7,727		3.3%
Seattle	12	100.0%	1,599	2.5%	94.4%	7,827		3.4%
Southern California	42	92.9%	5,939	9.4%	94.8%	28,352		12.2%

Total/weighted average – operating properties	396	99.3%	62,118	98.3%	93.3%	231,363		100.0%

REDEVELOPMENT PROPERTIES:
New Jersey	1	100.0%	107	0.2%	0.0%	—		0.0%
Phoenix	1	100.0%	76	0.1%	0.0%	—		0.0%

Total/weighted average – redevelopment properties	2	100.0%	183	0.3%	0.0%	—		0.0%

DEVELOPMENT PROPERTIES:
Chicago	1	100.0%	604	1.0%	0.0%	—		0.0%
Houston	1	100.0%	267	0.4%	0.0%	—		0.0%

Total/weighted average – development properties	2	100.0%	871	1.4%	0.0%	—		0.0%

Total/weighted average – consolidated properties	400	99.3%	63,172	100.0%	91.8%	$231,363	(3)	100.0%

See footnotes on next page.

Fourth Quarter 2013	Page 7
Supplemental Reporting Package

Property Overview

(continued)

As of December 31, 2013

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(5)	Annualized Base Rent(2)	Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES:
IDI (Chicago, Nashville, Savannah)	3	50.0%	1,423	11.6%	53.0%	$1,631	4.1%
Southern California Logistics Airport(4)	6	50.0%	2,160	17.5%	99.6%	7,871	20.0%

Total/weighted average – unconsolidated operating properties	9	50.0%	3,583	29.1%	81.1%	9,502	24.1%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Atlanta	1	3.6%	491	4.0%	100.0%	1,753	4.4%
Chicago	2	20.0%	1,033	8.4%	100.0%	3,238	8.2%
Cincinnati	3	13.6%	892	7.2%	100.0%	2,977	7.5%
Columbus	2	5.7%	451	3.7%	100.0%	1,356	3.4%
Dallas	3	15.3%	1,186	9.6%	100.0%	3,622	9.1%
Denver	5	20.0%	772	6.3%	95.9%	3,654	9.2%
Indianapolis	1	11.4%	475	3.9%	96.2%	1,915	4.8%
Louisville	4	10.0%	736	6.0%	100.0%	1,411	3.6%
Minneapolis	3	3.6%	472	3.8%	100.0%	2,187	5.5%
Nashville	2	20.0%	1,020	8.3%	100.0%	2,750	7.0%
Orlando	2	20.0%	696	5.6%	100.0%	3,265	8.2%
Pennsylvania	1	11.4%	502	4.1%	100.0%	1,990	5.0%

Total/weighted average - co-investment operating properties	29	14.3%	8,726	70.9%	99.4%	30,118	75.9%

Total/weighted average – unconsolidated properties	38	24.7%	12,309	100.0%	94.1%	$39,620	100.0%

SUMMARY:
Total/weighted average - operating properties	434	87.0%	74,427	98.6%	93.5%	$270,983	100.0%
Total/weighted average – redevelopment properties	2	100.0%	183	0.2%	0.0%	—	0.0%
Total/weighted average – development properties	2	100.0%	871	1.2%	0.0%	—	0.0%

Total/weighted average - all properties	438	87.2%	75,481	100.0%	92.2%	$270,983	100.0%

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Annualized base rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of December 31, 2013, multiplied by 12.
(3)	Excludes total annualized base rent associated with tenants currently in free rent periods of $9.2 million based on the first month’s cash base rent.
(4)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(5)	Based on leases commenced as of December 31, 2013.
(6)	Excludes total annualized base rent of $1.7 million from one non-industrial property acquired for future development.

Fourth Quarter 2013	Page 8
Supplemental Reporting Package

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
FOURTH QUARTER 2013
New	29	1,023	11.8%	32.6%	54	$2,803	$2.74
Renewal	38	2,296	3.9%	12.3%	48	1,607	0.70
Development and redevelopment	2	267	N/A	N/A	75	N/A	N/A

Total/Weighted Average	69	3,586	5.1%	15.5%	52	$4,410	$1.33

Weighted Average Retention	83.4%

YEAR TO DATE 2013
New	122	4,073	0.3%	11.3%	54	$13,197	$3.24
Renewal	169	8,273	-2.1%	5.5%	48	8,604	1.04
Development and redevelopment	8	1,490	N/A	N/A	79	N/A	N/A

Total/Weighted Average	299	13,836	-1.6%	6.6%	53	$21,801	$1.77

Weighted Average Retention	72.0%

Lease Expirations for Consolidated Properties as of December 31, 2013(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2014(4)	8,440	$35,217	13.4%
2015	10,199	42,062	16.0%
2016	10,110	44,166	16.9%
2017	8,223	34,223	13.1%
2018	6,621	30,394	11.6%
Thereafter	14,392	75,932	29.0%

Total occupied	57,985	$261,994	100.0%

Available or leased but not occupied	5,187

Total consolidated properties	63,172

(1)	Excludes month-to-month leases.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent changes.
(4)	Includes month-to-month leases.

Fourth Quarter 2013	Page 9
Supplemental Reporting Package

Acquisition and Disposition Summary

For the Twelve Months Ended December 31, 2013

	Property Name	Market	Size	Occupancy at Acquisition/ Disposition	Occupancy at December 31, 2013
			(building in sq. ft.)
BUILDING ACQUISITIONS:
March	Painter Avenue (2 buildings)	S. California	221,000	100.0%	100.0%
March	1375 Sampson Ave	S. California	125,000	100.0%	100.0%
March	Johnson Road (2 buildings)	Atlanta	154,000	81.3%	100.0%
April	3801 La Reunion	Dallas	271,000	100.0%	96.4%
May	TRT-DCT JV I Assets (7 buildings)(1)	New Jersey, Pennsylvania, Atlanta, Chicago, Charlotte, N. California	1,918,000	71.7%	99.5%
May	4800 Central Avenue	Chicago	850,000	100.0%	100.0%
June	1950 Alpine Way	N. California	43,000	100.0%	99.7%
June	Bethlehem Crossing (3 buildings)	Pennsylvania	668,000	74.7%	95.5%
August	East Park 5	Seattle	39,000	100.0%	100.0%
August	5021 Statesman	Dallas	42,000	100.0%	100.0%
August	Broadway Industrial Park (3 buildings)	Phoenix	308,000	100.0%	100.0%
October	1400 NW 159th Street	Miami	211,000	100.0%	100.0%
October	Fox River Business Center (6 buildings)	Chicago	1,060,000	59.1%	70.9%
October	7060 Battle Drive	Atlanta	405,000	100.0%	100.0%
October	12250 4th Street	S. California	153,000	100.0%	100.0%
October	1530 Morse Avenue	Chicago	110,000	100.0%	100.0%
November	16218 Arthur Street	S. California	84,000	100.0%	100.0%
December	5203 Aeropark	Houston	88,000	100.0%	100.0%
December	40 Seaview Drive	New Jersey	179,000	100.0%	100.0%
December	2933 Eisenhower Street	Dallas	93,000	83.5%	83.5%
December	4200 Diplomacy Road	Dallas	100,000	100.0%	100.0%

Total YTD Purchase Price - $359.5 million			7,122,000	83.3%	94.5%

LAND ACQUISITIONS:
May	Airtex II	Houston	6.6 acres	N/A	N/A
June/July	Northwest Crossroads	Houston	38.5 acres	N/A	N/A
August	DCT Jurupa Ranch(2)	S. California	45.4 acres	N/A	N/A
August	DCT Auburn 44	Seattle	2.5 acres	N/A	N/A
December	Seneca Commerce Center(3)	Miami	35.6 acres	N/A	N/A

Total YTD Land Purchase Price - $40.5 million(4)			128.6 acres

DISPOSITIONS:
January	Memphis Trade Center	Memphis	1,039,000	74.1%	N/A
January	100 Interstate South	Atlanta	578,000	76.2%	N/A
March	Trade Point III	Louisville	221,000	100.0%	N/A
May	Shelby 18	Memphis	400,000	100.0%	N/A
June	San Antonio Portfolio (13 buildings)	San Antonio	1,177,000	99.2%	N/A
July	Dallas Portfolio (2 buildings)	Dallas	81,000	62.2%	N/A
October	Dallas Portfolio (15 buildings)	Dallas	559,000	72.2%	N/A
October	Mexico Portfolio (15 buildings)	Mexico	1,653,000	100.0%	N/A
November	TRT Hanson Way	N. California	396,000	100.0%	N/A
December	Park West G	Cincinnati	710,000	100.0%	N/A

Total YTD Sales Price - $265.8 million			6,814,000	91.2%

(1)	During May 2013, we purchased the remaining 96.4% interest in seven properties from TRT-DCT JV I.
(2)	During August 2013, we purchased 45.4 acres that is leased as a non-industrial property and held for future development.
(3)	DCT purchased a 90% interest in the property and consolidated the land as of December 31, 2013.
(4)	Amounts are based on gross purchase price and include $0.4 million of noncontrolling interest.

Fourth Quarter 2013	Page 10
Supplemental Reporting Package

Development Overview

						Costs Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percent Owned	Q4-2013	Cumulative Costs at 12/31/2013	Projected Investment	Completion Date(3)	Percent Leased
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Consolidated Development Activities:
Stabilized in Q4 2013
Slover Logistics Center I	So. California	28	1	652	100%	$2,125	$36,804	$36,876	Q4-2013	100%

		28	1	652	100%	$2,125	$36,804	$36,876		100%

Projected Stabilized Yield(1)		7.1%

Projects Under Development
Development Projects in Lease Up
DCT Airtex Industrial Center	Houston	13	1	267	100%	$720	$12,161	$14,983	Q4-2013	100%
DCT 55	Chicago	33	1	604	100%	2,017	26,218	28,318	Q4-2012	66%

	Total	46	2	871	100%	$2,737	$38,379	$43,301		77%

Under Construction
DCT Beltway Tanner Business Park	Houston	11	1	133	100%	$650	$10,201	$15,153	Q1-2014	0%
8th & Vineyard B	So. California	4	1	99	91%	2,635	5,243	6,197	Q1-2014	0%
DCT Summer South Distribution Center	Seattle	9	1	188	100%	2,624	9,194	13,060	Q1-2014	0%
DCT White River Corporate Center Phase I	Seattle	30	1	649	100%	2,432	23,051	42,433	Q2-2014	0%
Slover Logistics Center II	So. California	28	1	610	100%	5,110	24,241	37,496	Q1-2014	100%
DCT Auburn 44	Seattle	3	1	49	100%	1,118	3,341	4,547	Q1-2014	100%
DCT Rialto Logistics Center	So. California	42	1	928	100%	775	21,480	59,523	Q3-2014	0%

	Total	127	7	2,656	100%	$15,344	$96,751	$178,409		25%

Projects Under Development		173	9	3,527	100%	$18,081	$135,130	$221,710		38%

Projected Stabilized Yield - Projects Under Development(1)		7.3%

Build-to-Suit for Sale
8th & Vineyard A	So. California	6	1	130	91%	$2,164	$7,773	$8,703	Q1-2014	N/A

	Total	6	1	130	91%	$2,164	$7,773	$8,703

Pre-Development(2)
DCT River West	Atlanta	47			100%	$648	$6,627
DCT Airtex Industrial Center II	Houston	7			100%	72	1,455
DCT Northwest Crossroads Phase I	Houston	21			100%	131	3,398
DCT Northwest Crossroads Phase II	Houston	18			100%	47	3,048
DCT White River Corporate Center Phase II	Seattle	17			100%	114	7,102
8th & Vineyard C	So. California	3			91%	229	1,131
8th & Vineyard D	So. California	4			91%	245	1,449
8th & Vineyard E	So. California	2			91%	141	830
DCT Jurupa Ranch(4)	So. California	39			100%	51	26,369
ADC North Phase II Building C	Orlando	8			100%	59	1,355
Seneca Commerce Center Phase I	Miami	12			90%	1,270	1,270
Seneca Commerce Center Phase II	Miami	12			90%	1,275	1,275
Seneca Commerce Center Phase III	Miami	12			90%	1,275	1,275

	Total	202				$5,557	$56,584

(1)	Yield computed on a GAAP basis including rents on a straight-line basis.
(2)	Excludes land held totaling 131 acres with cumulative costs of approximately $16.9 million at December 31, 2013.
(3)	The completion date represents the date of building shell completion or estimated date of shell completion.
(4)	The property is currently leased through December 2014.

Fourth Quarter 2013	Page 11
Supplemental Reporting Package

Indebtedness

(dollar amounts in thousands)

As of December 31, 2013

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of December 31, 2013
SENIOR UNSECURED NOTES:
2015 Notes, fixed rate	5.63%	5.63%	June 2015	$40,000
2016 Notes, fixed rate	4.90%	4.89%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2018 Notes, variable rate(2)	1.82%	1.82%	February 2018	225,000
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate(1)	4.62%	4.73%	August & October 2023	310,000
Premiums (discounts), net of amortization				(2,593)

				$1,122,407

MORTGAGE NOTES:
Fixed rate secured debt	5.82%	5.18%	April 2014–Aug. 2025	285,721
Premiums (discounts), net of amortization				5,239

				$290,960

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(3)	1.57%	1.57%	February 2017	39,000

Total carrying value of consolidated debt				$1,452,367

Fixed rate debt	5.32%	5.47%		82%
Variable rate debt	1.78%	1.78%		18%

Weighted average interest rate	4.67%	4.80%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(4)
Institutional joint ventures				$7,566
Stirling Capital Investments (SCLA)				36,805

				$44,371

Scheduled Principal Payments of Debt as of December 31, 2013 (excluding premiums and discounts)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2014	$—	$10,927	$—	$10,927
2015	40,000	49,982	—	89,982
2016	99,000	61,184	—	160,184
2017	51,000	11,768	39,000	101,768
2018	306,500	6,412	—	312,912
2019	46,000	51,019	—	97,019
2020	50,000	65,056	—	115,056
2021	92,500	18,476	—	110,976
2022	130,000	3,304	—	133,304
2023	310,000	6,344	—	316,344
Thereafter	—	1,249	—	1,249

Total	$1,125,000	$285,721	$39,000	$1,449,721

(1)

In October 2013, in connection with the issuance of $275.0 million in aggregate principal amount of 10-year senior unsecured notes at 99.038% of face value, we used the net proceeds to repay the $50.0 million 2014 Notes and the $175.0 million 2015 Notes, which were pre-payable at par.

(2)

The $225.0 million term loan facility bears interest at a variable rate equal to LIBOR, plus a margin of between 1.55% to 2.10% per annum, or, at our election, an alternate base rate plus a margin of between 0.55% to 1.10% per annum, depending on our consolidated leverage.

(3)

The $300.0 million senior unsecured revolving credit facility matures in February 2017 and bears interest at a variable rate equal to LIBOR, plus a margin of between 1.35% to 1.80% per annum or, at our election, an alternate base rate plus a margin of between 0.35% to 0.80% per annum, depending on our consolidated leverage. There was $261.0 million available under the unsecured revolving credit facility as December 31, 2013.

(4)	Based on our ownership share as of December 31, 2013.

Fourth Quarter 2013	Page 12
Supplemental Reporting Package

Capitalization and Fixed Charge Coverage

(unaudited, dollar amounts in thousands, except share price)

Capitalization at December 31, 2013

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	320,266	$7.13	$2,283,497
Operating partnership units outstanding	17,819	$7.13	127,049

Total equity market capitalization			2,410,546

Consolidated debt			1,452,367
Less: Noncontrolling interests’ share of consolidated debt(2)			(9,106)
Proportionate share of debt related to unconsolidated joint ventures			44,371

DCT share of total debt			1,487,632

Total market capitalization			$3,898,178

DCT share of total debt to total market capitalization			38.2%

Fixed Charge Coverage

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Net income (loss) attributable to common stockholders(3)	$13,939	$(845)	$15,870	$(15,086)
Interest expense	16,066	17,504	63,394	69,403
Proportionate share of interest expense from unconsolidated joint ventures	400	734	1,657	3,100
Real estate related depreciation and amortization	35,527	32,011	137,120	126,687
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,484	1,689	5,924	7,462
Income tax (benefit) expense and other taxes	(333)	95	57	716
Stock-based compensation	1,459	1,235	5,107	4,313
Noncontrolling interests	1,013	216	1,602	(1,654)
Non-FFO gains on dispositions of real estate interests	(16,036)	(1,035)	(33,619)	(13,383)
Impairment losses	—	—	13,279	11,422

Adjusted EBITDA	$53,519	$51,604	$210,391	$192,980

CALCULATION OF FIXED CHARGES
Interest expense	$16,066	$17,504	$63,394	$69,403
Capitalized interest	2,241	1,684	8,298	4,267
Amortization of loan costs and debt premium/discount	(403)	(284)	(558)	(1,093)
Other noncash interest expense	(1,000)	(1,008)	(3,999)	(2,034)
Proportionate share of interest expense from unconsolidated joint ventures	400	734	1,657	3,100

Total fixed charges	$17,304	$18,630	$68,792	$73,643

Fixed charge coverage	3.1	2.8	3.1	2.6

(1)	Excludes 1.8 million unvested Long-Term Incentive Plan Units, 0.6 million shares of unvested Restricted Stock and 0.1 million unvested Phantom Shares outstanding as of December 31, 2013.
(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.

Fourth Quarter 2013	Page 13
Supplemental Reporting Package

Investment in Unconsolidated Ventures Summary

(unaudited, dollar amounts in thousands)

Statements of Operations & Other Data

	For the Year Ended December 31, 2013
	TRT- DCT JV I(7)	TRT- DCT JV II(7)	TRT- DCT JV III	JP Morgan	IDI/DCT	IDI/DCT Buford	Stirling Capital Investments
Total rental revenues	$10,103	$7,694	$2,609	$19,937	$2,136	$—	$11,884
Rental expenses and real estate taxes	3,117	1,940	570	5,286	881	38	1,845

Net operating income (loss)	6,986	5,754	2,039	14,651	1,255	(38)	10,039
Depreciation and amortization	4,617	3,204	926	9,919	1,710	—	4,924
General and administrative	29	16	53	757	7	6	875

Total expenses	7,763	5,160	1,549	15,962	2,598	44	7,644
Interest expense	(3,711)	(3,229)	(645)	—	(645)	—	(3,456)
Interest and other income (expense)	(2,913)	(14)	4	26	(125)	—	(25)

Net income (loss)	$(4,284)	$(709)	$419	$4,001	$(1,232)	$(44)	$759

Other Data:
Number of buildings	7	5	4	13	3	—	6
Square feet (in thousands)	1,642	1,744	735	4,605	1,423	—	2,160
Occupancy	100.0%	99.0%	100.0%	99.3%	53.0%	0.0%	99.6%
DCT ownership	3.6%	11.4%	10.0%	20.0%	50.0%	75.0%	50.0	%(1)

Balance Sheets

	As of December 31, 2013
	TRT- DCT JV I(7)		TRT- DCT JV II(7)		TRT- DCT JV III		JP Morgan	IDI/DCT		IDI/DCT Buford	Stirling Capital Investments
Total investment in properties	$95,087		$92,782		$25,896		$279,425	$57,382		$7,626	$111,342
Accumulated depreciation and amortization	(26,884)		(23,071)		(5,990)		(62,343)	(6,109)		—	(17,013)

Net investment in properties	68,203		69,711		19,906		217,082	51,273		7,626	94,329
Cash and cash equivalents	972		720		190		3,445	667		99	387
Other assets	1,550		1,734		426		5,954	909		34	3,616

Total assets	$70,725		$72,165		$20,522		$226,481	$52,849		$7,759	$98,332

Other liabilities	$1,856		$1,303		$257		$6,456	$826		$141	$685
Secured debt maturities – 2014	—		39,725	(3)	—		—	16,675	(5)	—	—
Secured debt maturities – 2015	30,936	(2)	9,767	(3)	—		—	—		—	—
Secured debt maturities – 2016	—		—		8,298	(4)	—	—		—	—
Secured debt maturities – 2017	—		—		—		—	—		—	73,609	(6)
Secured debt maturities thereafter	—		—		—		—	—		—	12,086	(6)

Total secured debt	30,936		49,492		8,298		—	16,675		—	85,695

Total liabilities	32,792		50,795		8,555		6,456	17,501		141	86,380
Partners or members’ capital	37,933		21,370		11,967		220,025	35,348		7,618	11,952

Total liabilities and partners or members’ capital	$70,725		$72,165		$20,522		$226,481	$52,849		$7,759	$98,332

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)	$30.9 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 5.9%.
(3)

$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $9.8 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$8.3 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.
(5)	DCT does not have any obligation under this debt.
(6)

$73.6 million of debt requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%. $12.1 million of debt is payable to DCT and requires principal and interest payments through November 2021 and has a fixed rate of 8.5%.

(7)

In January 2014, the TRT-DCT JV I and II ventures disposed of their properties, generating net proceeds of approximately $6.6 million to DCT. In connection with the disposition transactions, the debt of each venture was assumed by the buyer.

Fourth Quarter 2013	Page 14
Supplemental Reporting Package

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net loss attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses, loss on business combinations, noncontrolling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains. We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building and land improvements, development costs and acquisition capital, tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Due Diligence Capital:

Capital improvements related to acquisitions generally incurred within 12 months of the acquisition date.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for discounts/premiums and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjustments for amortization of discounts, premiums, loan costs and other noncash interest expense.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses on properties which are not depreciable. We believe that FFO excluding severance, acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease. New leases where there were no prior comparable leases, due to extended downtime or materially different lease structures, are excluded.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Fourth Quarter 2013	Page 15
Supplemental Reporting Package

Definitions

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty and involuntary conversion gain (loss), impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. We also present NOI excluding lease termination revenue as it is not considered to be indicative of recurring operating performance. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance (in thousands).

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Reconciliation of loss from continuing operations to NOI:
Loss from continuing operations	$(2,280)	$(3,977)	$(9,251)	$(28,540)
Income tax expense (benefit) and other taxes	(305)	94	68	671
Interest and other (income) expense	37	142	(274)	(85)
Interest expense	16,066	17,504	63,394	69,274
Equity in earnings of unconsolidated joint ventures, net	(684)	(303)	(2,405)	(1,087)
General and administrative	8,187	6,855	28,010	25,763
Real estate related depreciation and amortization	35,368	28,477	130,002	109,993
Development profit	—	(307)	(268)	(307)
Casualty and involuntary conversion gain	—	(1,033)	(296)	(1,174)
Institutional capital management and other fees	(648)	(916)	(2,787)	(4,059)

Total GAAP net operating income	55,741	46,536	206,193	170,449
Less net operating income – out-of-period straight-line rent adjustment	—	(207)	—	—
Less net operating income - non-same store properties	(11,071)	(1,332)	(37,936)	(5,921)

Same store GAAP net operating income	44,670	44,997	168,257	164,528
Less revenue from lease terminations	(229)	(154)	(1,057)	(491)

Same store GAAP net operating income, excluding revenue from lease terminations	44,441	44,843	167,200	164,037
Less straight-line rents, net of related bad debt expense	(377)	(1,529)	(799)	(5,752)
Less amortization of above/(below) market rents, net	(351)	(307)	(1,125)	(688)

Same store cash net operating income, excluding revenue from lease terminations	$43,713	$43,007	$165,276	$157,597

Projected Stabilized Yield – Projects Under Development:

Calculated as projected stabilized Net Operating Income divided by total projected investment.

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties Held for Sale that have been owned and stabilized for the entire current and prior periods presented.

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented.

Fourth Quarter 2013	Page 16
Supplemental Reporting Package

Definitions

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 90% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Fourth Quarter 2013	Page 17
Supplemental Reporting Package